Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF

SUMMIT HOTEL PROPERTIES, INC. AND SUMMIT HOTEL OP, LP

Summit Hotel Properties, Inc. (the “Company”) is a self-advised hotel investment company that was organized on June 30, 2010 as a Maryland corporation. The Company holds both general and limited partnership interests in Summit Hotel OP, LP (the “Operating Partnership”), a Delaware limited partnership also organized on June 30, 2010.

On January 14, 2013, the Company closed on its second follow-on common stock offering and issued 17,250,000 shares of common stock for net proceeds of $148.1 million. The Company contributed the net proceeds to the Operating Partnership in exchange for common units. The Operating Partnership used the proceeds to fund the acquisition of the three Hyatt hotels discussed below that were under contract to purchase, pay down the principal balance of its senior secured revolving credit facility, and for general corporate purposes.

On January 22, 2013, the Company purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”), a portfolio of three hotels (the “Hyatt 3 Portfolio”) containing an aggregate of 426 guestrooms for $36.1 million. The Company had previously acquired from Hyatt a portfolio of eight hotels on October 5, 2012. Collectively the eleven hotels acquired from Hyatt are referred to as the Hyatt 11 Portfolio.

On March 11, 2013, the Company purchased a portfolio of five Marriott hotels in New Orleans, LA (the “New Orleans Marriott Portfolio”) containing an aggregate of 823 guestrooms for $135.0 million.

The unaudited pro forma consolidated balance sheets of the Company and the Operating Partnership as of December 31, 2012 are presented as if the second follow-on common stock offering, the acquisition of the Hyatt 3 Portfolio, and the acquisition of the New Orleans Marriott Portfolio had occurred on December 31, 2012. The unaudited pro forma consolidated statements of operations for the Company and the Operating Partnership for the year ended December 31, 2012 are presented as if the second follow-on common stock offering, the acquisition of the Hyatt 11 Portfolio, and the acquisition of the New Orleans Marriott Portfolio had been completed at the beginning of 2012.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s and the Operating Partnership’s results of operations would have been assuming the second follow-on common stock offering, the acquisition of the Hyatt 11 Portfolio, and the acquisition of the New Orleans Marriott Portfolio had been completed at the beginning of 2012, nor is it indicative of the results of operations for future periods. The unaudited pro forma financial information reflects the preliminary application of purchase accounting to the acquisition of the Hyatt 3 Portfolio and the New Orleans Marriott Portfolio. The preliminary purchase accounting may be adjusted if any of the assumptions underlying the purchase accounting change. In management’s opinion, all adjustments necessary to reflect the effects of the second follow-on common stock offering, the acquisition of the Hyatt 11 Portfolio, and the acquisition of the New Orleans Marriott Portfolio have been made. This unaudited pro forma financial information should be read in conjunction with the historical financial statements included in the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2012.

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2012

(in thousands)

	Historic Summit Hotel Properties, Inc.	Issuance of 17,250,000 Shares of Common Stock (1)	Acquisition of Hyatt 3 Portfolio (2)	Acquisition of New Orleans Marriott Portfolio (3)	Pro Forma Summit Hotel Properties, Inc.
ASSETS

Investment in hotel properties, net	$734,362	$—	$36,125	$135,000	$905,487
Investment in hotel properties under development	10,303	—	—	—	10,303
Land held for development	15,802	—	—	—	15,802
Assets held for sale	4,836	—	—	—	4,836
Cash and cash equivalents	13,980	90,100	(35,931)	(48,018)	20,131
Restricted cash	3,624	—	—	1,785	5,409
Trade receivables	5,478	—	551	1,006	7,035
Prepaid expenses and other	5,311	—	103	1,593	7,007
Deferred charges, net	8,895	—	—	630	9,525
Deferred tax asset	3,997	—	—	—	3,997
Other assets	4,201	—	—	200	4,401
TOTAL ASSETS	$810,789	$90,100	$848	$92,196	$993,933

LIABILITIES AND EQUITY

LIABILITIES
Debt	$312,613	$(58,000)	$—	$84,789	$339,402
Accounts payable	5,013	—	42	6,044	11,099
Accrued expenses	18,985	—	891	1,568	21,444
Derivative financial instruments	641	—	—	—	641
TOTAL LIABILITIES	337,252	(58,000)	933	92,401	372,586

COMMITMENTS AND CONTINGENCIES

EQUITY
Preferred stock, $.01 par value per share, 100,000,000 shares authorized:
9.25% Series A - 2,000,000 shares issued and outstanding at December 31, 2012 and 2011 (liquidation preference of $50,393 at December 31, 2012 and 2011)	20	—	—	—	20
7.875% Series B - 3,000,000 shares issued and outstanding at December 31, 2012 (liquidation preference of $75,324 at December 31, 2012)	30	—	—	—	30
Common stock, $.01 par value per share, 450,000,000 shares authorized, 46,159,652 and 27,278,000 shares issued and outstanding at December 31, 2012 and 2011, respectively	462	173	—	—	635
Additional paid-in capital	468,820	147,927	—	—	616,747
Accumulated other comprehensive income (loss)	(528)	—	—	—	(528)
Accumulated deficit and distributions	(31,985)	—	(85)	(205)	(32,275)
Total stockholders’ equity	436,819	148,100	(85)	(205)	584,629
Noncontrolling interests	36,718	—	—	—	36,718
TOTAL EQUITY	473,537	148,100	(85)	(205)	621,347

TOTAL LIABILITIES AND EQUITY	$810,789	$90,100	$848	$92,196	$993,933

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per share)

	Historical Summit Hotel Properties, Inc.	Historic Hyatt 11 Portfolio (4)	Historic New Orleans Marriott Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.

REVENUES
Room revenue	$181,598	$33,300	$30,076	$—		$244,974
Other hotel operations revenue	7,944	112	2,442	—		10,498
Total Revenues	189,542	33,412	32,518	—		255,472

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	6,394	—		70,668
Other direct	25,125	3,883	4,354	—		33,362
Other indirect	51,062	10,157	9,762	(700	)(5)	70,281
Other	911	55	50	—		1,016
Total hotel operating expenses	131,181	24,286	20,560	(700)		175,327
Depreciation and amortization	34,263	8,696	2,977	3,714	(6)	49,650
Corporate general and administrative:
Salaries and other compensation	6,039	—	—	—		6,039
Other	3,534	—	—	—		3,534
Hotel property acquisition costs	3,050	—	—	(304	)(7)	2,746
Loss on impairment of assets	660	—	—	—		660
Total Expenses	178,727	32,982	23,537	2,710		237,956

INCOME (LOSS) FROM OPERATIONS	10,815	430	8,981	(2,710)		17,516

OTHER INCOME (EXPENSE)
Interest income	35	—	—	—		35
Other income	731	—	—	—		731
Interest expense	(15,585)	—	(4,194)	3,312	(8)	(16,467)
Debt transaction costs	(661)	—	—	—		(661)
Gain (loss) on disposal of assets	(198)	(128)	—	—		(326)
Gain (loss) on derivative financial instruments	(2)	—	—	—		(2)
Total Other Income (Expense)	(15,680)	(128)	(4,194)	3,312		(16,690)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,865)	302	4,787	602		826

INCOME TAX (EXPENSE) BENEFIT	1,238	—	—	—		1,238

INCOME (LOSS) FOR CONTINUING OPERATIONS	(3,627)	302	4,787	602		2,064

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1,429)	—	—	982	(9)	(447)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO SUMMIT HOTEL PROPERITES INC.	(2,198)	302	4,787	(380)		2,511

PREFERRED DIVIDENDS	(4,625)	—	—	—		(4,625)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(6,823)	$302	$4,787	$(380)		$(2,114)

WEIGHTED AVERGE COMMON SHARES OUTSTANDING
Basic	33,717			17,250	(10)	50,967

Diluted	33,849			17,250	(10)	51,099

EARNINGS PER SHARE
Basic and diluted net income (loss) per share from continuing operations	$(0.20)					$(0.04)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2012

(in thousands)

	Historic Summit Hotel OP, LP	Issuance of 17,250,000 Common Units (1)	Acquisition of Hyatt 3 Portfolio (2)	Acquisition of New Orleans Marriott Portfolio (3)	Pro Forma Summit Hotel OP, LP
ASSETS

Investment in hotel properties, net	$734,362	$—	$36,125	$135,000	$905,487
Investment in hotel properties under development	10,303	—	—	—	10,303
Land held for development	15,802	—	—	—	15,802
Assets held for sale	4,836	—	—	—	4,836
Cash and cash equivalents	13,980	90,100	(35,931)	(48,018)	20,131
Restricted cash	3,624	—	—	1,785	5,409
Trade receivables	5,478	—	551	1,006	7,035
Prepaid expenses and other	5,311	—	103	1,593	7,007
Deferred charges, net	8,895	—	—	630	9,525
Deferred tax asset	3,997	—	—	—	3,997
Other assets	4,201	—	—	200	4,401
TOTAL ASSETS	$810,789	$90,100	$848	$92,196	$993,933

LIABILITIES AND EQUITY

LIABILITIES
Debt	$312,613	$(58,000)	$—	84,789	$339,402
Accounts payable	5,013	—	42	6,044	11,099
Accrued expenses	18,985	—	891	1,568	21,444
Derivative financial instruments	641	—	—	—	641
TOTAL LIABILITIES	337,252	(58,000)	933	92,401	372,586

COMMITMENTS AND CONTINGENCIES

EQUITY
Summit Hotel Properties, Inc., 46,159,652 and 27,278,000 common units outstanding at December 31, 2012 and 2011, respectively, and 5,000,000 and 2,000,000 preferred units outstanding at December 31, 2012 and 2011, respectively (preferred units liquidation preference of $125,717 and $50,393 at December 31, 2012 and 2011, respectively)	436,819	148,100	(70)	(170)	584,679
Unaffiliated limited partners, 5,226,375 and 10,100,000 common units outstanding at December 31, 2012 and 2011, respectively	36,718	—	(15)	(35)	36,668
TOTAL EQUITY	473,537	148,100	(85)	(205)	621,347

TOTAL LIABILITIES AND EQUITY	$810,789	$90,100	$848	$92,196	$993,933

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel OP, LP

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2012

(in thousands, except per unit)

	Historical Summit Hotel OP, LP	Historic Hyatt 11 Portfolio (4)	Historic New Orleans Marriott Portfolio	Pro Forma Adjustments		Pro Forma Summit Hotel OP, LP

REVENUE
Room revenue	$181,598	$33,300	$30,076	$—		$244,974
Other hotel operations revenue	7,944	112	2,442	—		10,498
Total Revenue	189,542	33,412	32,518	—		255,472

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	6,394	—		70,668
Other direct	25,125	3,883	4,354	—		33,362
Other indirect	51,062	10,157	9,762	(700	)(5)	70,281
Other	911	55	50	—		1,016
Total hotel operating expenses	131,181	24,286	20,560	(700)		175,327
Depreciation and amortization	34,263	8,696	2,977	3,714	(6)	49,650
Corporate general and administrative:
Salaries and other compensation	6,039	—	—	—		6,039
Other	3,534	—	—	—		3,534
Hotel property acquisition costs	3,050	—	—	(304	)(7)	2,746
Loss on impairment of assets	660	—	—	—		660
Total Expenses	178,727	32,982	23,537	2,710		237,956

INCOME (LOSS) FROM OPERATIONS	10,815	430	8,981	(2,710)		17,516

OTHER INCOME (EXPENSE)
Interest income	35	—	—	—		35
Other income	731	—	—	—		731
Interest expense	(15,585)	—	(4,194)	3,312	(8)	(16,467)
Debt transaction costs	(661)	—	—	—		(661)
Gain (loss) on disposal of assets	(198)	(128)	—	—		(326)
Gain (loss) on derivative financial instruments	(2)	—	—	—		(2)
Total Other Income (Expense)	(15,680)	(128)	(4,194)	3,312		(16,690)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,865)	302	4,787	602		826

INCOME TAX (EXPENSE) BENEFIT	1,238	—	—	—		1,238

INCOME (LOSS) FROM CONTINUING OPERATIONS	(3,627)	302	4,787	602		2,064

PREFERRED DIVIDENDS	(4,625)	—	—	—		(4,625)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON UNIT HOLDERS	$(8,252)	$302	$4,787	$602		$(2,561)

WEIGHTED AVERGE COMMON UNITS OUTSTANDING
Basic	40,780			17,250	(10)	58,030

Diluted	40,912			17,250	(10)	58,162

EARNINGS PER UNIT
Basic and diluted net income (loss) per unit from continuing operations	$(0.20)					$(0.04)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc. and Summit Hotel OP, LP

Notes to Unaudited Pro Forma Financial Information

(dollars in thousands)

(1)         Reflects the issuance of 17,250,000 shares of common stock by the Company and 17,250,000 common units by the Operating Partnership as if they occurred on December 31, 2012. Net proceeds, after deducting the underwriting discount and estimated offering costs were $148.1 million, $58.0 million of which was used to pay off borrowings under the senior secured revolving credit facility.

(2)         Reflects the acquisition of the Hyatt 3 Portfolio for a purchase price of $36.1 million as if it occurred on December 31, 2012. The acquisition was funded with proceeds from the Company’s second follow-on common stock offering. The following is a summary of the Hyatt 3 Portfolio.

Brand	Location	Number of Guestrooms

Hyatt Place	Chicago (Hoffman Estates), IL	126
Hyatt Place	Orlando (Convention), FL	149
Hyatt Place	Orlando (Universal), FL	151
		426

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the Hyatt 3 Portfolio, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Assets and Liabilities Acquired

Land	$5,058
Hotel buildings and improvements	28,901
Furniture, fixtures and equipment	2,166
Total purchase price	36,125
Cash acquired	317
Other assets	654
Total assets acquired	37,096
Other liabilities	933
Net assets acquired	$36,163

Net Cash Disbursed

Purchase price	$36,125
Acquisition costs	85
Net working capital	38
$36,248
Use of proceeds from common stock offering	$36,248
Borrowings under senior secured revolving credit facility	—
$36,248

(3)         Reflects the acquisition of the New Orleans Marriott Portfolio for a purchase price of $135.0 million as if it occurred on December 31, 2012. The acquisition was funded with proceeds from the Company’s second follow-on common stock offering and borrowings under its senior secured revolving credit facility. The following is a summary of the New Orleans Marriott Portfolio.

Brand	Location	Number of Guestrooms

SpringHill Suites	New Orleans, LA	208
Courtyard	New Orleans, LA	202
Courtyard	New Orleans, LA	140
Courtyard	New Orleans (Metairie), LA	153
Residence Inn	New Orleans (Metairie), LA	120
		823

Summit Hotel Properties, Inc. and Summit Hotel OP, LP

Notes to Unaudited Pro Forma Financial Information

(dollars in thousands)

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the New Orleans Marriott Portfolio, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Assets and Liabilities Acquired

Land	$10,100
Hotel buildings and improvements	122,400
Furniture, fixtures and equipment	2,500
Total purchase price	135,000
Cash and restricted cash acquired	7,619
Other assets	3,429
Total assets acquired	146,048
Other liabilities	7,612
Net assets acquired	$138,436

Net Cash Disbursed

Purchase price	$135,000
Acquisition costs	205
Net working capital	3,436
$138,641
Use of proceeds from common stock offering	$53,852
Borrowings under senior secured revolving credit facility	84,789
$138,641

(4)         The Historical Hyatt 11 Portfolio includes the operating results of the Hyatt 11 Portfolio for the nine months ended September 30, 2012, plus the operating results of the Hyatt 3 Portfolio for the three months ended December 31, 2012.

(5)         Reflects adjustment to management and franchise fees for the difference between historical fees of the Hyatt 11 Portfolio and the fees the Company has contracted to pay.

(6)         Reflects adjustment to depreciation resulting from the change in basis of assets acquired in the Hyatt 11 Portfolio and the New Orleans Marriott Portfolio. The new basis is depreciated using a straight-line method over 22 to 40 years for hotel buildings and improvements and 2 to 15 years for furniture, fixtures and equipment.

(7)  Reflects the removal of acquisition costs of $304 thousand related to the Hyatt 11 Portfolio.

(8)  Reflects the change in interest expense resulting from the elimination of the historical debt on the New Orleans Marriott Portfolio and the change in borrowings under the Company’s senior secured revolving credit facility related to the second follow-on common stock offering and the acquisition of the New Orleans Marriott Portfolio.

(9)         Reflects the allocation of earnings from the Hyatt 11 Portfolio and the New Orleans Marriott Portfolio and the effect of pro forma adjustments to noncontrolling interest.

(10)Reflects the issuance of 17,250,000 shares of common stock by the Company and 17,250,000 common units by the Operating Partnership as if they had occurred on January 1, 2012.